Income (expense) from investments (Tables)	12 Months Ended
Dec. 31, 2025
Income (expense) from investments
Schedule of other gain (loss) from investments	Other gain (loss) from investments
(€ million)	2025	2024	2023
Dividends	242	227	255
Net gain (loss) on disposals	77	562	430
Other net income (expense)	107	195	423
	426	984	1,108